CUSIP No. 37953N108	13G	Page 31 of 34 Pages

Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: February 16, 2016

HIGHVISTA STRATEGIES, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA GP LIMITED PARTNERSHIP
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA GP II LIMITED PARTNERSHIP
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA GP III LIMITED PARTNERSHIP
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA I LIMITED PARTNERSHIP
By:	HighVista GP Limited Partnership
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

CUSIP No. 37953N108	13G	Page 32 of 34 Pages

HIGHVISTA II LIMITED PARTNERSHIP
By:	HighVista GP Limited Partnership
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA III, LTD.
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Director

HIGHVISTA V LIMITED PARTNERSHIP
By:	HighVista GP Limited Partnership
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA VI LIMITED PARTNERSHIP
By:	HighVista GP II Limited Partnership
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Manager

HIGHVISTA LIQUID MULTI-ASSET FUND – MODERATE (CAYMAN), LTD.
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Director

HIGHVISTA 1.5 (OFFSHORE) LTD.
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Director

HIGHVISTA 1.5 (U.S.) LP
By:	HighVista GP III Limited Partnership
By:	HighVista GP, LLC
By:	/s/ Brian H. Chu
Name: Brian H. Chu
Title: Director

CUSIP No. 37953N108	13G	Page 33 of 34 Pages

XL RE LTD
By:	/s/ Mark Berry
Name: Mark Berry
Title: Director

/s/ Brian H. Chu
Brian H. Chu

/s/ André F. Perold
André F. Perold